BLACKROCK FUNDS III

BlackRock Diversified Fixed Income Fund

(the “Fund”)

Supplement dated March 7, 2025 to the Summary Prospectuses, Prospectuses and Statement of Additional Information

(“SAI”) of the Fund, each dated February 28, 2025

On February 20, 2025, the Board of Trustees of BlackRock Funds III, on behalf of the Fund, approved the appointment of BlackRock (Singapore) Limited (“BSL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BSL and BlackRock Fund Advisors with respect to the Fund. The addition of BSL as a sub-adviser of the Fund is effective on February 28, 2025.

Effective on February 28, 2025, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses and Prospectuses entitled “Fund Overview—Key Facts About BlackRock Diversified Fixed Income Fund—Investment Manager” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Fund Advisors (previously defined as “BFA”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, “BFA” refers also to the Fund’s sub-advisers.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BFA is located at 400 Howard Street, San Francisco, California 94105. BFA is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock International Limited, a registered investment adviser organized in 1995, and BlackRock (Singapore) Limited (“BSL,” and together with BIL, the “Sub-Advisers”), a registered investment adviser organized in 2000, are affiliates of BFA and act as sub-advisers for the Fund. As of December 31, 2024, BFA and its affiliates had approximately $11.6 trillion in investment company and other portfolio assets under management.

The eighth paragraph of the section of the Prospectuses entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BFA has entered into separate sub-advisory agreements with the Sub-Advisers, with respect to the Fund, under which BFA pays each Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BFA under the Management Agreement.

The tenth paragraph of the section of the Prospectuses entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Fund and the sub-advisory agreement between BFA and BIL with respect to the Fund is available in the Fund’s reports filed on Form N-CSR for the fiscal year ended October 31, 2024. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BFA and BSL with respect to the Fund will be included in the Fund’s reports filed on Form N-CSR for the fiscal period ending April 30, 2025.

The section of the Prospectuses entitled “For More Information—Fund and Service Providers—Sub-Adviser” is deleted in its entirety and replaced with the following:

SUB-ADVISERS

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8JB

United Kingdom

BlackRock (Singapore) Limited

20 Anson Road #18-01

079912 Singapore

The eighth and ninth paragraphs of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements” are deleted in their entirety and replaced with the following:

BFA entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL,” and together with BIL, the “Sub-Advisers”), pursuant to which BFA pays each Sub-Adviser for providing services to BFA with respect to that portion of the Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BFA under the Management Agreement.

The table below sets forth information about the total management fees paid by the Trust, on behalf of the Fund, to BlackRock (which includes amounts paid by BlackRock to the Sub-Advisers), and the amounts waived and/or reimbursed, for the periods shown.

Shareholders should retain this Supplement for future reference.

PRSAI-DFI-0325SUP

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